Supplement Dated July 31, 2023
To The Prospectuses Dated May 1, 2023 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

Progress Software Corporation disclosed a zero-day vulnerability, which is a previously unknown flaw, in its MOVEit Transfer software (“MOVEit”) that could enable malicious actors to gain unauthorized access to sensitive files and information. MOVEit is now the subject of a widely reported cybersecurity event impacting numerous organizations and governmental agencies.

Jackson National Life Insurance Company of New York and Jackson National Life Insurance Company (collectively referred to hereafter as “Jackson”) determined that Jackson’s information at one of our third-party vendors, Pension Benefit Information, LLC (“PBI”), was impacted by this event. Jackson, and many other insurance carriers, use PBI to satisfy our regulatory obligations to search various databases to determine the death of certain life insurance policyholders or annuity contract holders. This service helps Jackson to identify possible beneficiaries for death benefits. According to PBI, an unknown actor exploited the MOVEit flaw to access PBI’s systems and download certain data. Our current assessment indicates that personally identifiable information relating to approximately 700,000 to 800,000 of Jackson’s customers was obtained by that unknown actor from PBI’s systems. PBI has informed Jackson that it has rectified the MOVEit vulnerability.

Separately, Jackson experienced unauthorized access to two servers as a result of the MOVEit zero-day vulnerability, however, the scope and nature of the data accessed on those servers was significantly less than the PBI impact. Notably, the unauthorized actor did not gain access to any other systems or software, there was no interruption of Jackson’s business operations, and we believe there was no impact to our financial results. Jackson, with assistance of third-party cybersecurity specialists, promptly launched an investigation into the unauthorized access, secured Jackson’s servers, patched the identified MOVEit vulnerability, and conducted a forensic analysis. Our preliminary assessment is that a subset of information relating to certain partner organizations and individuals, including certain customers of Jackson, was obtained from the two affected servers.

Jackson notified law enforcement, as well as our primary insurance regulators, and other regulators, and we will continue to keep them informed. Further, we have identified all affected individuals and Jackson has ensured that appropriate notifications were mailed to these individuals along with information about their impact and offers for credit monitoring and identity theft services.

While Jackson continues to investigate the incident, we do not believe the incident has a material adverse effect on the business, operations, or financial results of Jackson Financial Inc., our parent holding company.

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(To be used with JMV23537NY 05/23, JMV21086NY 05/23, JMV23538NY 05/23, JMV25288NY 05/23, JMV21451NY 05/23, JMV18691NY 05/23, JMV8037NY 05/23, JMV8037BENY 05/23, JMV7697NY 05/23, NV5890 05/23, NV4224 05/23, JMV9476NY 05/23, JMV9476WFNY 05/23, and JMV16966NY 05/23)

VPS00035 07/23